EXHIBIT 32
Certification Pursuant to Section 906 of the Sarbanes Oxley Act

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
OF TIMBERLAND BANCORP, INC.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), each of the undersigned hereby certifies in his capacity as an officer of Timberland Bancorp, Inc. (the “Company”) and in connection with the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2024 (“Report”), that:

•the Report fully complies with the requirements of Sections 13(a)  and 15(d) of the Securities Exchange Act of 1934, as amended, and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in the Report.

/s/ Dean J. Brydon	/s/ Marci A. Basich
Dean J. Brydon	Marci A. Basich
Chief Executive Officer	Chief Financial Officer

Date: February 10, 2025